T. Rowe Price Communications & Technology Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, Daniel Shear will join James Stillwagon as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective March 31, 2025, Mr. Stillwagon will step down as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Shear joined T. Rowe Price in 2020.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, Daniel Shear will join James Stillwagon as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective March 31, 2025, Mr. Stillwagon will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Mr. Shear will remain as the fund’s sole portfolio manager and chair of the Investment Advisory Committee. Mr. Shear joined the Firm in 2020, and his investment experience dates from 2015. Since joining the Firm, he has served as an investment analyst in the Firm’s U.S. Equity Division. Prior to that, he was a summer intern in the Firm’s U.S. Equity Division, a strategic financial analyst with Uber Technologies, and an equity research associate with Dodge & Cox.

The date of this supplement is December 11, 2024.

F121-041 12/11/24